                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Michael A. Reardon, Mary L. Cavanaugh, Sarah M. Patterson and Elizabeth L. Gioia, individually, and each of them singly, our true lawful attorneys, with full power to them and each of them to sign for us, and in our names and in any and all capacities, any and all initial filings to the Registration Statement on Form N-4 of Forethought Life Insurance Company Separate Account A (811-22726) filed on or about January 15, 2015 under the Securities Act of 1933, with respect to the Forethought ForeRetirement III Variable Annuity to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.


     /s/ Allan Levine                   Director (Chairman) and Chief Executive Officer             January 15, 2015
------------------------------
Allan Levine


     /s/ John Graf                      Director (Non-Executive Vice Chairman)                      January 15, 2015
------------------------------
John Graf


     /s/ Gilles M. Dellaert             Director, Executive Vice President and Chief Investment     January 15, 2015
------------------------------          Officer
Gilles M. Dellaert

     /s/ Hanben Kim Lee                 Director, Executive Vice President and Chief Risk Officer   January 15, 2015
------------------------------
Hanben Kim Lee

     /s/ Michael A. Reardon             Director and President                                      January 15, 2015
------------------------------
Michael A. Reardon

     /s/ Richard V. Spencer             Director                                                    January 15, 2015
------------------------------
Richard V. Spencer

     /s/ Eric D. Todd                   Director and Senior Vice President                          January 15, 2015
------------------------------
Eric D. Todd

  /s/ Nicholas H. Von Moltke            Director, Executive Vice President and Chief Operating      January 15, 2015
------------------------------          Officer
Nicholas H. Von Moltke

                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Michael A. Reardon, Mary L. Cavanaugh, Sarah M. Patterson and Elizabeth L. Gioia, individually, and each of them singly, our true lawful attorneys, with full power to them and each of them to sign for us, and in our names and in any and all capacities, any and all initial filings to the Registration Statement on Form N-4 of Forethought Life Insurance Company Separate Account A (811-22726) filed on or about January 15, 2015 under the Securities Act of 1933, with respect to the Forethought ForeRetirement III Variable Annuity to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

/s/ Craig Anderson
-------------------
 Craig A. Anderson     Chief Financial Officer and Treasurer    January 15, 2015